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                                                                    EXHIBIT 99.2


                   NEXELL THERAPEUTICS INC. and Subsidiaries
                PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)

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                                                                          Actual              Proforma             Proforma
                                                                       Oct. 31, 1999         Adjustments        Oct. 31, 1999
                                                                      ----------------     ----------------    -----------------
                             ASSETS
Current assets:
       Cash and cash equivalents                                      $   12,121,000       $   26,963,000       $   39,084,000
       Trade receivables                                                   2,643,000                                 2,643,000
       Receivables from related party                                        293,000                                   293,000
       Inventory - finished goods                                          4,549,000                                 4,549,000
       Other current assets                                                2,350,000             (376,000)           1,974,000
                                                                      --------------       --------------       --------------
                Total current assets                                      21,956,000           26,587,000           48,543,000

Fixed assets, net                                                         10,990,000                                10,990,000
Intangible assets, net                                                    43,757,000                                43,757,000
Other assets                                                               1,059,000                                 1,059,000
                                                                      --------------       --------------       --------------
                Total assets                                          $   77,762,000       $   26,587,000       $  104,349,000
                                                                      ==============       ==============       ==============

                          LIABILITIES
Current liabilities:
      Accounts payable and accrued expenses                           $    5,704,000       $                    $    5,704,000
      Accounts payable to related party                                    9,458,000                                 9,458,000
      Capital leases current portion                                         115,000                                   115,000
                                                                      --------------       --------------       --------------
                Total current liabilities                                 15,277,000                   --           15,277,000

Long-term debt due to related party                                       33,759,000          (33,759,000)                  --
                                                                      --------------       --------------       --------------
                Total liabilities                                         49,036,000          (33,759,000)          15,277,000
                                                                      --------------       --------------       --------------

Commitments and contingencies                                                     --                   --                   --

                      SHAREHOLDERS' EQUITY

Preferred Stock; $.001 par value; 1,150,000 shares authorized:
   Series A Convertible Preferred Stock; 70,252 shares
     issued and outstanding at October 31, 1999.                                 100                                       100
   Series B Convertible Preferred Stock; 63,000 shares
     issued and outstanding at October 31, 1999.                                  --                  100                  100
   Common Stock; $.001 par value; 160,000,000 shares
     authorized; 72,715,000 shares issued and outstanding at                  73,000                                    73,000
     October 31, 1999.
Additional paid-in capital                                               192,319,900           60,518,900          252,838,800
Unearned compensation                                                       (200,000)                                 (200,000)
Accumulated other comprehensive income (loss)                                 (8,000)                                   (8,000)
Accumulated deficit                                                     (163,459,000)            (173,000)        (163,632,000)
                                                                      --------------       --------------       --------------
Total shareholders' equity                                                28,726,000           60,346,000           89,072,000
                                                                      --------------       --------------       --------------
                Total liabilities and shareholders' equity            $   77,762,000       $   26,587,000       $  104,349,000
                                                                      ==============       ==============       ==============
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